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                                                              Exhibit 10.11(ii)


                                             EXECUTION COPY


     AMENDMENT NO. 1 TO CREDIT AGREEMENT




          AMENDMENT dated as of November 15, 1993 to the Credit Agreement dated as of May 13, 1993 among THE TIMBERLAND COMPANY (the "Borrower"), the BANKS listed on the signature pages thereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").


     W I T N E S S E T H :

          WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of May 13, 1993 (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. Amendment of Section 1.01 of the Agreement. Section 1.01 of the Agreement is hereby amended by:

          (a) amending the definition of "Permitted Long-Term Debt" contained therein to read in its entirety as follows:

          "'Permitted Long-Term Debt' means (i) Debt outstanding under the Chase Credit Agreement and (ii) Debt (other than Debt permitted under
     Section 6.08(b)) of the Company or any of its Subsidiaries that (a) does not mature or have any required sinking fund or other required payments of principal (other than (x) principal and interest on a standard mortgage basis for mortgages with terms, at the time such mortgages are entered into, of greater than 15 years and (y) the principal component of rental payments with respect to not more than


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$5,000,000 of capitalized leases, the terms of which are not, at the time such leases are entered into, less than five years), any mandatory redemptions or redemptions at the option of the holder thereof or any required increases in the rate of interest payable with respect thereto, in any such case prior to the first anniversary of the Termination Date or (b) consists of conventional construction loans incurred to finance the construction of real property improvements of the Company and its Subsidiaries."; and

          (b) adding, following the definition of "CD Reference Banks" contained therein, the following new definition:

          "'Chase Credit Agreement' means the Credit Agreement dated as of November 15, 1993 among the Company, the banks listed on the signature pages thereof, and The Chase Manhattan Bank, N.A., as agent for such banks, as the same may, subject to Section 6.15, be amended, modified or supplemented from time to time.".


          SECTION 3. Amendment to Section 6.08(a) of the Agreement. Section 6.08(a) of the Agreement is hereby amended by inserting, immediately before the semicolon at the end thereof, the following proviso:

          ", and provided further that the sum of (1) the aggregate outstanding principal amount of all Loans to Eligible Subsidiaries and (2) the aggregate outstanding face amount of all Acceptances drawn by Eligible Subsidiaries then outstanding less the aggregate face amount of all such Acceptances as to which Acceptance Obligations have been paid or prepaid pursuant to Section 2.13, 3.04, 3.07 or 9.06 shall at no time exceed $17,000,000".


          SECTION 4. Amendment to Section 6.15 of the Agreement. Section 6.15 of the Agreement is hereby amended to read in its entirety as follows:

          "SECTION 6.15. Restrictions on Prepayments of and Amendments to Certain Debt. (a) The Company will not, and will not permit any of its Subsidiaries to, voluntarily repay or prepay (i) any Debt


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outstanding under any of the Note Agreements, each dated as of September 30,
1989 and between the Company and the Purchaser named in Schedule I thereto (each a "Note Agreement"), or (ii) except with the proceeds of the issuance by the Company of Permitted Long-Term Debt or shares of its common stock, any Debt outstanding under the Chase Credit Agreement, provided that the Company may voluntarily repay or prepay Debt outstanding under the Chase Credit Agreement in a cumulative aggregate amount not in excess of $5,000,000 without regard to the source of funds used for such repayment or prepayment so long as, immediately before and after any such repayment or prepayment, the Total Aggregate Exposure of each Bank is zero.

               (b) The Company will not consent to (i) any amendment of the final maturity of any Debt outstanding under any Note Agreement to a date prior to the Termination Date, (ii) any amendment of the amount or date of any required repayment or prepayment of any Debt outstanding under the Chase Credit Agreement, except for an amendment of any such date to a date on or after the earlier of ( A) the date of such required repayment or prepayment as in effect prior to such amendment and (B) the Termination Date or (iii) any amendment, modification, supplement or waiver of the covenants or events of default contained in the Chase Credit Agreement in any manner that (A) causes such covenants or events of default to include additional, greater or more stringent restrictions on the Company and (B) could adversely affect the Banks.".

          SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            THE TIMBERLAND COMPANY




                                               /s/ Carden N. Welsh
                                            By _____________________

                                            Title: Treasurer


                                            MORGAN GUARANTY TRUST COMPANY


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                                OF NEW YORK

                                 /s/ Charles Pardue
                              By _____________________
                                 Title: Associate


                              ABN AMRO BANK N.V.

                                  Marilyn Tressell
                              By _____________________
                                 Title: Vice President


                                 /s/ Carolyn Van Putten
                              By _____________________
                                 Title: Ass't Vice President


                              THE FIRST NATIONAL BANK
                                OF BOSTON


                                 /s/ Amy B. Lyons
                              By ______________________
                                 Title: Vice President


                              BARCLAYS BANK PLC


                                 No Signature
                              By ______________________
                                 Title:


                              THE NORTHERN TRUST COMPANY


                                 /s/ Greg Werd
                              By ______________________
                                 Title: Vice President


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK, as
                                Administrative Agent


                                  /s/ Charles Pardue
                              By _____________________
                                 Title: Associate